EXHIBIT 99.3

Copano Energy NASDAQ: CPNO Acquisition of Cantera Natural Gas, LLC September 2007

Disclaimer Statements made by representatives of Copano Energy, L.L.C. (the "Company") during this presentation may constitute "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, made by representatives of the Company during this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Any forward-looking statements made by representatives of the Company during this presentation are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, then the Company's actual results may differ materially from those implied or expressed by the forward-looking statements. These risks include an inability to obtain new sources of natural gas supplies, the loss of key producers that supply natural gas to the Company, key customers reducing the volume of natural gas and natural gas liquids they purchase from the Company, a decline in the price and market demand for natural gas and natural gas liquids, the incurrence of significant costs and liabilities in the future resulting from the Company's failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment and other factors detailed in the Company's Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Copano's Business Strategy Pursue growth from our existing assets Pursue complementary acquisitions and organic expansion opportunities Reduce sensitivity of our cash flows to commodity price fluctuations Exploit the operating flexibility of our assets Expand our geographic scope into new regions where our growth strategy can be applied

Primary Criteria for Strategic Acquisitions Highly visible cash flows Long-lived reserves Sustainable drilling programs Franchise quality assets High performance for producers Strong competitive position Low environmental risk Opportunities to apply Copano's business strategy in new regions Organic projects Bolt-on acquisitions Reduced commodity sensitivity Operating flexibility

Transaction Overview Copano has agreed to acquire Cantera Natural Gas, LLC ("Cantera") for $675 million, including $112.5 million of Copano Class D units issued to the seller 51% interest in Bighorn Gas Gathering, LLC ("Bighorn") 37.04% interest in Fort Union Gas Gathering, LLC ("Fort Union") Other assets Operations dedicated to coal bed methane gathering in Powder River Basin Copano pro forma Approximately 6,000 miles of active pipelines Six active processing plants Accretion Nominally accretive in 2008 and 2009 Double-digit accretion beginning in 2010 Further improving in 2011 Management's anticipated distribution recommendations Third quarter 2008 annualized rate approximately $2.15 per unit 2010 annual rate approximately $3.00

Transaction Highlights Expands Copano's geographic footprint into the Rocky Mountains A leading independent gas gatherer in Rocky Mountains 100% fixed fee contracts Copano's 2008 projected fixed fee volumes grow from 27% to 57% Franchise Quality Assets Virtually all new large diameter pipeline construction since 1999 Optimally located in the prolific Powder River Basin Favorable transportation take-away contracts Well positioned for future expansion Long-lived proven reserves with significant upside Multiple active drilling programs in the Powder River Basin Long-term acreage dedications Bighorn - 1,000,000 dedicated acres Weighted average contract life of 9.5 years Fort Union - Members subject to 3,000,000 acre AMI Platform for growth Attractive opportunities for expansion Access to regional opportunities Excellent Organization Experienced personnel with headquarters in Denver, CO Established systems and processes

Asset Summary Bighorn Gas Gathering System (51% managing member) Approximately 240-mile gathering system in the Powder River Basin Majority of system is 20" - 24" pipe Cantera serves as field operator Over 1,000,000 dedicated acres 100% fee-based revenue Well-defined volume growth with significant upside Crestone, a subsidiary of ONEOK Partners, LP, owns remaining 49% interest Fort Union Gas Gathering (37.04% managing member) Approximately 105-mile 24" mainline with a 62-mile loop All Bighorn Gathering System volumes delivered into Fort Union Members subject to 3,000,000 acre Area of Mutual Interest 100% fee-based revenue 2007 expansion will more than double existing capacity Crestone and affiliates of Williams and Anadarko own remaining 62.96% interest

Summary Acquisition Terms Purchase Price $675 million Expected Closing Date October 1, 2007 Transaction Financing $335 million private placement of equity with 19 participants $112.5 million of equity issued to seller $257.5 million funded through revolving credit facility (1) (1) Assumes $15 million working capital adjustment at closing. Transaction costs will also be funded under revolving credit facility.

Cantera Systems

Bighorn & Fort Union Overview Bighorn volumes delivered into Fort Union at Dead Horse Fort Union volumes delivered into WIC at Glenrock WIC delivers volumes to Cheyenne regional hub

Bighorn Gas Gathering Bighorn (51% managing member and field operator) Located in the largest Coal Bed Methane play in the US (8 of 10 new CBM wells in the U.S. are drilled in this area (1)) Estimated recoverable gas reserves of 20 to 30 TCF (1) Over 1,000,000 dedicated acres under long-term contracts. Leading producers include: Huber Marathon Aggressive drilling programs supported by increased permitting activity 100% fee-based contracts Weighted average contract length of approximately 9.5 years Pinnacle Western Gas Resources (Anadarko) (1) Source: North American Unconventional Gas Market Report 2006.

Bighorn Volume History & Forecast In 2004, almost 800 wells were drilled in the Bighorn area A drilling moratorium in 2005 related to an environmental impact study significantly reduced drilling levels After 2005, drilling activity has returned to 2004 levels and is expected to increase over the next few years Many wells await completion pending additional takeaway 2007 Fort Union expansion will more than double current capacity to 1,250 MMcf/d WIC has announced a 560 MMcf/d expansion Rockies Express pipeline is anticipated to add an additional 1.5 Bcf/d of takeaway capacity from Cheyenne hub in January 2008 Additional 400 MMcf/d capacity available July 2009

Fort Union Gas Gathering System Fort Union (37.04% managing member) All Bighorn Gas Gathering volumes delivered into Fort Union 2007 expansion will double capacity to 1,250 MMcf/d 240 MMcf/d late October 2007 385 MMcf/d January 2008 Anticipated 2009 expansion is expected to significantly increase capacity 100% fee-based contracts 67.8 mmcf/d System Dedicated Acreage

Takeaway Capacity WIC Gathering/Transportation Cantera holds long-term transportation capacity on WIC to transport gas from Fort Union to the Cheyenne Hub WIC has announced 560 MMcf/d capacity expansion Takeaway capacity at Cheyenne hub is anticipated to expand significantly Current takeaway capacity 3.0 Bcf/d Rockies Express pipeline is anticipated to provide 1.8 Bcf/d additional capacity First phase completion January 2008 Full capacity by July 2009 Additional takeaway projects contemplated Source: Energy Velocity

Lake Charles Plant Located in Southwest Louisiana near Lake Charles Contract status Option to process Trunkline's gas on a keep-whole basis Volumes will not be available for processing after summer 2008 as Trunkline is installing its own processing plant at its LNG terminal Copano anticipates moving the Lake Charles plant to another Copano operation after summer of 2008 Processing plant 200 MMcf/d cryogenic turboexpander plant Two-stage expander with demethanizer Fuel averages less than 1% Residue recompression - three rated at 4,445 bhp each

Copano Pro Forma for Acquisition

Copano Pro Forma Assets Three distinct operating regions Mid-Continent Texas Gulf Coast Rocky Mountains Approximately 6,000 miles of active pipelines Six active processing plants 1,070 MMcf/d of active processing capacity 200 MMcf/d Lake Charles plant Expected to cease operations in late 2008 Copano anticipates relocating the plant

Pro Forma Contract Mix Projected 2008 MMBTU Volumes net to Copano's Interest (1) Does not include volumes from Lake Charles processing operations (1)

Financial Data

Sources and Uses ($ in millions) ($ in millions) Sources Amount Amount Uses Uses Uses Amount Equity Private Placement $335.0 $335.0 Gross Purchase Price Gross Purchase Price $675.0 $675.0 Seller Equity Total Equity Debt 112.5 447.5 257.5 112.5 447.5 257.5 Assumed Working Capital Adjustment Transaction Costs Assumed Working Capital Adjustment Transaction Costs 15.0 15.0 15.0 15.0 Total Sources $705.0 $705.0 Total Uses Total Uses $705.0 $705.0 (1) (1) Includes financing of transaction costs and assumed working capital adjustment.

Pro Forma Capitalization As of June 30, 2007 As of June 30, 2007 ($ in Millions) Actual As Adjusted Long-term Debt Long-term Debt 349.0 606.5 Total Long-term Debt $349.0 $606.5 Members' Capital Equity $486.5 $934.0 Total Members' Capital $486.5 $934.0 Total Capitalization $825.5 $1,540.5 Debt/Capitalization 42.3% 39.4%

Projected Financial Outlook EBITDA outlook for acquired operations 2007 - Estimated $35 million 2008 - Estimated $40 million 2010 - Projected in excess of $80 million Projected combined total debt / EBITDA (1) 2007 - Approximately 3.3x 2008 - Approximately 3.3x 2010 - Projected below 2.7x (1) Total debt/EBITDA calculations based on definitions contained in Copano’s debt agreements.

Transaction Highlights Expands Copano's geographic footprint into the Rocky Mountains 100% fixed fee contracts Copano's 2008 projected fixed fee volumes grow from 27% to 57% Franchise Quality Assets Long-lived proven reserves with significant upside Multiple active drilling programs in the Powder River Basin Long-term acreage dedications Platform for growth Excellent Organization

Copano Energy NASDAQ: CPNO